Mar. 01, 2025
AllianzIM U.S. Equity 6 Month Floor5 Apr/Oct ETF

As described in the Fund’s prospectus, the Fund is subject to an upside return cap (the “Cap”) that represents the absolute maximum percentage return an investor can achieve from an investment in the Fund held for the Outcome Period. The Fund’s current Outcome Period will end on March 31, 2025, following which the Fund will reset and commence a new Outcome Period beginning April 1, 2025, as shown in the table below. At the beginning of the new Outcome Period, the Cap will reset.

The Fund’s Cap is not determined until after the end of the last market day prior to the new Outcome Period, or March 31, 2025. As of the date of this Supplement, the Cap for the Fund for the new Outcome Period is expected to be within the range shown in the table below, before and after taking into account the Fund’s annualized unitary management fee of 0.74% of the Fund’s average daily net assets:

Fund Name	Ticker	New Outcome Period	Estimated Cap Range
AllianzIM U.S. Equity 6 Month Floor5 Apr/Oct ETF	FLAO	April 1, 2025, to September 30, 2025	5.00% - 8.00% (before management fee) 4.63% - 7.63% (after management fee)

The Fund’s return will be further reduced by brokerage commissions, trading fees, taxes and non-routine or extraordinary expenses not included in the Fund’s unitary management fee, as described in the prospectus. The expected Cap range provided here is based upon market conditions as of the date of this Supplement. The final Cap could fall outside of this range if there is a material change in market conditions between the date of this Supplement and the date on which the final Cap is established.